UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – April 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short Duration Bond Fund

Semiannual report
4 | 30 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

Putnam
Short Duration Bond
Fund

Semiannual report
4 | 30 | 22

Message from the Trustees

June 10, 2022

Dear Fellow Shareholder:

The year to date has been difficult for investors, with bond and stock prices falling in repeated market downturns. Inflation has climbed to levels not seen in decades, prompting the U.S. Federal Reserve to reverse the stimulus that had helped support financial assets since 2020. Markets globally also have reacted to the Russia-Ukraine War and the worsening Covid-19 pandemic in China. In the underlying economy, we have seen encouraging signs, such as abundant job openings and wage gains in the United States.

History has shown us that markets eventually recover from crises and may reward those focused on long-term goals rather than short-term uncertainties. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The Putnam Short Duration Bond Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index through May 31, 2018, and the performance of the ICE BofA 1-3 Year U.S. Corporate Index thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/22. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Short Duration Bond Fund

What was the market environment like during the six-month reporting period?

It was a challenging time for bond markets around the world. Hawkish policy pivots from the U.S. Federal Reserve and the European Central Bank in the face of rapidly rising inflation, combined with Russia’s invasion of Ukraine, fueled a flight from risk.

Within this environment, credit spreads widened, and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury note rose from 1.52% at the end of December 2021 to 2.89% on April 29, 2022. In anticipation of Fed policy changes, yields on some shorter-term Treasuries at times edged above those of longer-term Treasuries, creating a flat or inverted yield curve.

In mid-March, the Fed lifted the federal funds rate to a target range of 0.25% to 0.50%, its first increase since December 2018. Fed Chair Jerome Powell signaled an aggressive approach going forward, indicating that additional hikes could occur at each of the remaining six policy

Short Duration Bond Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

meetings in 2022. Policymakers also reduced their U.S. growth estimates for the year and raised inflation expectations.

How did the fund perform for the six months ended April 30, 2022?

The fund returned –3.73%, outperforming the return of –4.07% in the primary benchmark, the ICE BofA 1-3 Year U.S. Corporate Index.

Which holdings and strategies aided the fund’s performance versus the benchmark during the period?

Not holding the benchmark’s exposure to U.S. dollar-denominated debt that was issued by companies in emerging market countries was the largest contributor to returns, specifically the benchmark’s exposure to Russia. At the end of 2021, the benchmark index included 11 Russian companies that had issued U.S. dollar-denominated debt accounting for roughly 58 basis points [bps] of index exposure. Following Russia’s invasion of Ukraine, the positions lost nearly half their value and were removed from the benchmark as part of the March month-end rebalancing.

Mortgage credit strategies were also a notable contributor during the period, driven by exposure to mezzanine commercial mortgage-backed security [CMBS] cash bonds. Technicals remained strong, and fundamentals within the sector continued to improve despite broader macro concerns, with declining delinquencies and forbearance deals on commercial properties proving to work well.

What about detractors during the period?

Positioning within corporate credit was a marginal detractor. The fund holds marginal out-of-benchmark exposure to BB-rated bonds, along with positions in corporate credit with a maturity greater than the 1–3 year benchmark exposure. These out-of-benchmark positions modestly weighed on returns, as spreads widened more in BB-rated bonds and longer-maturity bonds relative to the 1–3 year investment-grade holdings in the benchmark.

4 Short Duration Bond Fund

What are your current views on the major sectors in which the fund invests?

We have a cautious outlook, recognizing that geopolitical tensions and monetary policy decisions will likely continue to influence fixed income markets.

Looking first at investment-grade [IG] corporate credit, we have a modestly constructive outlook for IG bonds. That said, we anticipate continued bouts of volatility given the conflict in Ukraine, the pace of Fed interest-rate hikes, and potentially negative effects on energy supplies from sanctions on Russia. We have a positive outlook on fundamentals, along with improving valuations in investment grade. Technicals have turned a bit more challenging after a highly supportive period in 2021.

We believe the fundamental environment will continue to improve in the CMBS market as workers return to offices, consumer traffic increases at retailers, and hotels welcome back business and leisure travelers. Our emphasis on investment opportunities in the U.S. broadly isolates us from geopolitical risk. Moreover, with real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. We continue to find attractive opportunities in higher-quality, more-liquid areas of CMBS cash bonds.

Within residential mortgage credit, we believe continued high demand and low inventory of available homes is likely to push prices even higher over the next year. Given that home prices have already risen substantially, and

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Short Duration Bond Fund 5

mortgage rates have moved up, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. We have found attractive opportunities in pre-financial crisis legacy residential mortgage-backed securities, unrated reperforming loans, and fix-and-flip securities that offer structural protection against downside risk. We also have found attractive opportunities in credit risk transfer [CRT] mezzanine bonds with high credit enhancement and backed by seasoned collateral with built-up home equity.

What is the team’s near-term outlook?

We believe the Fed’s shift toward tighter monetary policy may cause it to accelerate sales of mortgage-backed securities [MBS] that it currently holds. This not only would serve to promote a smaller proportion of mortgage securities on its balance sheet, but additionally would likely widen mortgage spreads and may reduce home price inflation, helping to boost the Fed’s inflation-fighting mandate, in our view.

Thank you for your time and for bringing us up to date, Albert.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Short Duration Bond Fund

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Short Duration Bond Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/23/08)
Before sales charge	1.46%	1.48%	1.57%	0.68%	–3.85%	–3.73%
After sales charge	1.29	1.25	1.11	–0.08	–6.02	–5.89
Class B (12/23/08)
Before CDSC	1.30	1.30	1.36	0.48	–3.96	–3.83
After CDSC	1.30	1.30	1.36	0.48	–4.90	–4.78
Class C (12/23/08)
Before CDSC	1.01	0.87	0.81	–0.08	–4.49	–4.10
After CDSC	1.01	0.87	0.81	–0.08	–5.44	–5.05
Class R (12/23/08)
Net asset value	1.21	1.22	1.30	0.43	–4.07	–3.92
Class R6 (7/2/12)
Net asset value	1.72	1.74	1.82	0.93	–3.59	–3.59
Class Y (12/23/08)
Net asset value	1.72	1.74	1.82	0.93	–3.51	–3.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Short Duration Bond Fund

Comparative annualized index returns For periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
ICE BofA 1-3 Year U.S.
Corporate Index	3.08%	1.77%	1.60%	1.09%	–4.09%	–4.07%
Putnam Short Duration Bond
Linked Benchmark*	0.73	0.91	1.65	1.09	–4.09	–4.07
Lipper Short Investment
Grade Debt Funds
category average†	2.33	1.27	1.26	0.86	–3.59	–3.59

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The Putnam Short Duration Bond Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index through May 31, 2018, and the performance of the ICE BofA 1-3 Year U.S. Corporate Index thereafter.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/22, there were 374, 369, 340, 307, 202, and 157 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	6		6	6	6	6	6
Income	0.070415		0.060296	0.032683	0.058155	0.083096	0.083096
Capital gains
Long-term gains	0.008000		0.008000	0.008000	0.008000	0.008000	0.008000
Short-term gains	0.004000		0.004000	0.004000	0.004000	0.004000	0.004000
Total	$0.082415		$0.072296	$0.044683	$0.070155	$0.095096	$0.095096
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/21	$10.18	$10.41	$10.17	$10.16	$10.24	$10.22	$10.20
4/30/22	9.72	9.94	9.71	9.70	9.77	9.76	9.74
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	1.39%	1.36%	1.19%	0.64%	1.14%	1.63%	1.63%
Current 30-day
SEC yield[2]	N/A	2.31	2.16	1.61	2.12	2.61	2.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short Duration Bond Fund 9

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/23/08)
Before sales charge	1.53%	1.54%	1.73%	1.06%	–2.76%	–3.41%
After sales charge	1.36	1.31	1.27	0.30	–4.95	–5.58
Class B (12/23/08)
Before CDSC	1.37	1.38	1.53	0.86	–2.96	–3.51
After CDSC	1.37	1.38	1.53	0.86	–3.91	–4.47
Class C (12/23/08)
Before CDSC	1.08	0.93	0.99	0.30	–3.40	–3.78
After CDSC	1.08	0.93	0.99	0.30	–4.36	–4.74
Class R (12/23/08)
Net asset value	1.28	1.28	1.47	0.81	–2.98	–3.61
Class R6 (7/2/12)
Net asset value	1.79	1.80	2.00	1.31	–2.60	–3.37
Class Y (12/23/08)
Net asset value	1.79	1.80	2.00	1.32	–2.50	–3.28

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/21	0.62%	0.82%	1.37%	0.87%	0.37%	0.37%
Annualized expense ratio for the
six-month period ended 4/30/22	0.62%	0.82%	1.37%	0.87%	0.37%	0.37%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

10 Short Duration Bond Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/21 to 4/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.02	$3.99	$6.65	$4.23	$1.80	$1.80
Ending value (after expenses)	$962.70	$961.70	$959.00	$960.80	$964.10	$964.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/22, use the following calculation method. To find the value of your investment on 11/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.11	$4.11	$6.85	$4.36	$1.86	$1.86
Ending value (after expenses)	$1,021.72	$1,020.73	$1,018.00	$1,020.48	$1,022.96	$1,022.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Short Duration Bond Fund 11

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The effects of inflation may erode the value of your investment over time. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise.

The fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The fund’s exposure to mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate parties. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Short Duration Bond Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association

Short Duration Bond Fund 13

(Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

Putnam Short Duration Bond Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index through May 31, 2018, and the performance of the ICE BofA 1-3 Year U.S. Corporate Index thereafter.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

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Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Short Duration Bond Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2022, Putnam employees had approximately $492,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Short Duration Bond Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Short Duration Bond Fund

The fund’s portfolio 4/30/22 (Unaudited)

CORPORATE BONDS AND NOTES (56.8%)*	Principal amount	Value
Banking (15.6%)
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes Ser. MTN, 2.05%, 11/21/22	$4,250,000	$4,248,777
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	22,600,000	19,879,320
Bank of America Corp. sr. unsec. unsub. FRN 3.55%, 3/5/24	2,430,000	2,431,550
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.45%, 3/3/26	32,011,000	32,049,173
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.20%, 8/26/24	15,165,000	15,304,268
Bank of New York Mellon Corp. (The) sr. unsec. notes Ser. MTN, 1.85%, 1/27/23	7,500,000	7,476,963
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 0.85%, 10/25/24	1,873,000	1,773,937
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	7,434,000	6,894,401
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	4,772,000	4,769,760
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 1.604%, 10/4/26 (France)	5,000,000	4,492,328
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 0.65%, 2/27/24 (France)	7,500,000	7,131,298
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	680,000	680,607
BPCE SA 144A sr. unsec. notes 1.00%, 1/20/26 (France)	15,798,000	14,105,702
Citigroup, Inc. sr. unsec. FRN 4.044%, 6/1/24	9,480,000	9,533,236
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	10,945,000	11,022,025
Citigroup, Inc. unsec. sub. notes 3.50%, 5/15/23	6,250,000	6,289,654
Citizens Financial Group, Inc. 144A unsec. sub. notes 4.15%, 9/28/22	960,000	966,181
Credit Suisse AG/New York, NY sr. unsec. unsub. notes 1.25%, 8/7/26	14,188,000	12,551,628
Credit Suisse Group AG sr. unsec. unsub. notes 4.55%, 4/17/26 (Switzerland)	8,750,000	8,725,550
Danske Bank A/S 144A sr. unsec. notes 1.549%, 9/10/27 (Denmark)	10,000,000	8,806,360
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	5,585,000	5,583,116
Fifth Third Bancorp sr. unsec. notes 1.625%, 5/5/23	2,548,000	2,513,986
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	4,248,000	4,096,651
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	6,917,000	7,408,089
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.71%, 1/15/26 (Italy)	7,500,000	7,463,348
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.023%, 12/5/24	4,627,000	4,647,922
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	2,313,000	2,175,210
JPMorgan Chase & Co. sr. unsec. unsub. notes 3.797%, 7/23/24	6,042,000	6,068,955
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	18,030,000	18,091,095
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	9,250,000	9,304,209
PNC Bank NA sr. unsec. unsub. notes 3.30%, 10/30/24	5,635,000	5,620,344
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 3.70%, 10/5/23 (Canada)	1,510,000	1,526,744
Santander Holdings USA, Inc. sr. unsec. FRN 2.49%, 1/6/28	4,000,000	3,623,565
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	4,879,000	4,872,540
Truist Bank sr. unsec. FRN Ser. BKNT, 3.689%, 8/2/24	2,350,000	2,366,004
Truist Bank sr. unsec. notes Ser. BKNT, 2.15%, 12/6/24	2,500,000	2,430,320
Truist Bank sr. unsec. notes Ser. BKNT, 1.50%, 3/10/25	5,000,000	4,743,280

Short Duration Bond Fund 17

CORPORATE BONDS AND NOTES (56.8%)* cont.	Principal amount	Value
Banking cont.
Truist Bank sr. unsec. unsub. notes Ser. BNKT, 3.20%, 4/1/24	$5,643,000	$5,646,504
Truist Financial Corp. sr. unsec. unsub. notes 4.00%, 5/1/25	958,000	967,512
U.S. Bancorp sr. unsec. notes 1.45%, 5/12/25	8,000,000	7,535,718
U.S. Bancorp unsec. sub. notes Ser. MTN, 3.60%, 9/11/24	3,220,000	3,236,649
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	1,315,000	1,317,819
UBS Group AG 144A sr. unsec. FRN 1.494%, 8/10/27 (Switzerland)	5,500,000	4,874,760
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	8,765,000	8,767,296
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN, 3.75%, 1/24/24	7,839,000	7,896,813
		311,911,167
Basic materials (2.8%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	2,208,000	2,072,015
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	893,000	889,320
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	9,550,000	8,470,281
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	5,369,000	5,463,306
Georgia-Pacific, LLC 144A sr. unsec. notes 1.75%, 9/30/25	4,244,000	3,989,842
Georgia-Pacific, LLC 144A sr. unsec. notes 0.95%, 5/15/26	8,790,000	7,923,436
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 4/27/26	2,500,000	2,260,443
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 9/1/25	8,686,000	8,006,512
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	894,000	904,611
Graphic Packaging International, LLC 144A company guaranty sr. notes 1.512%, 4/15/26	7,461,000	6,727,830
International Flavors & Fragrances, Inc. sr. unsec. unsub. notes 3.20%, 5/1/23	3,450,000	3,454,301
International Flavors & Fragrances, Inc. 144A sr. unsec. unsub. notes 1.23%, 10/1/25	4,600,000	4,185,462
Nutrien, Ltd. sr. unsec. notes 1.90%, 5/13/23 (Canada)	765,000	757,143
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	422,000	422,271
		55,526,773
Capital goods (2.6%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	11,250,000	9,975,505
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	93,000	84,608
Boeing Co. (The) sr. unsec. notes 4.508%, 5/1/23	6,000,000	6,055,389
Boeing Co. (The) sr. unsec. notes 2.75%, 2/1/26	10,330,000	9,754,992
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	1,225,000	1,127,000
Howmet Aerospace, Inc. sr. unsec. unsub. notes 5.90%, 2/1/27	2,000,000	2,052,520
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	5,224,000	5,135,521
Republic Services, Inc. sr. unsec. notes 2.50%, 8/15/24	2,550,000	2,494,793
Republic Services, Inc. sr. unsec. notes 0.875%, 11/15/25	5,098,000	4,618,827
Waste Management, Inc. company guaranty sr. unsec. notes 0.75%, 11/15/25	7,700,000	7,023,923
Waste Management, Inc. company guaranty sr. unsec. unsub. notes 2.90%, 9/15/22	3,585,000	3,589,175
		51,912,253

18 Short Duration Bond Fund

CORPORATE BONDS AND NOTES (56.8%)* cont.	Principal amount	Value
Communication services (4.2%)
American Tower Corp. sr. unsec. notes 1.60%, 4/15/26	$8,806,000	$8,001,703
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	4,403,000	4,089,527
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	16,794,000	17,134,466
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 4.50%, 2/1/24	5,500,000	5,567,766
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	2,213,000	2,253,852
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. FRN (BBA LIBOR USD 3 Month + 1.65%), 2.936%, 2/1/24	1,373,000	1,398,441
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.70%, 4/15/24	10,126,000	10,228,426
Cox Communications, Inc. 144A sr. unsec. notes 3.15%, 8/15/24	2,497,000	2,469,525
Crown Castle International Corp. sr. unsec. notes 3.20%, 9/1/24 R	6,840,000	6,783,768
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	718,000	677,998
Equinix, Inc. sr. unsec. sub. notes 2.625%, 11/18/24 R	2,300,000	2,238,475
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	6,000,000	5,436,830
T-Mobile USA, Inc. company guaranty sr. notes 3.50%, 4/15/25	8,000,000	7,886,546
Verizon Communications, Inc. sr. unsec. unsub. notes 2.625%, 8/15/26	10,000,000	9,503,606
		83,670,929
Conglomerates (0.6%)
Siemens Financieringsmaatschappij NV 144A company guaranty sr. unsec. notes 0.65%, 3/11/24 (Netherlands)	12,750,000	12,180,415
		12,180,415
Consumer cyclicals (5.9%)
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,164,000	1,166,342
Block, Inc. 144A sr. unsec. notes 2.75%, 6/1/26	10,575,000	9,644,612
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	10,620,000	9,411,909
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	4,570,000	4,387,200
Ford Motor Co., LLC sr. unsec. unsub. notes 3.664%, 9/8/24	6,000,000	5,805,000
Ford Motor Co., LLC sr. unsec. unsub. notes 2.30%, 2/10/25	3,000,000	2,786,100
Gartner, Inc. 144A company guaranty sr. unsec. notes 4.50%, 7/1/28	8,368,000	8,020,021
General Motors Financial Co., Inc. sr. unsec. notes 1.70%, 8/18/23	6,842,000	6,705,963
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.75%, 6/20/25	4,070,000	3,900,023
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	15,000,000	13,354,770
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.05%, 3/8/24	6,327,000	6,039,505
Global Payments, Inc. sr. unsec. notes 1.20%, 3/1/26	5,280,000	4,742,848
Interpublic Group of Cos., Inc. (The) sr. unsec. notes 4.20%, 4/15/24	2,354,000	2,380,655
Lennar Corp. company guaranty sr. unsec. notes 4.50%, 4/30/24	9,870,000	10,015,485
Magallanes, Inc. 144A company guaranty sr. unsec. notes 3.755%, 3/15/27	8,828,000	8,520,724
Moody’s Corp. sr. unsec. notes 4.875%, 2/15/24	2,345,000	2,406,036

Short Duration Bond Fund 19

CORPORATE BONDS AND NOTES (56.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	$5,960,000	$5,894,130
Paramount Global sr. unsec. notes 4.75%, 5/15/25	1,554,000	1,592,225
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 3.125%, 9/1/26	6,000,000	5,527,500
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	4,700,000	4,169,549
VF Corp. sr. unsec. notes 2.40%, 4/23/25	1,138,000	1,100,728
		117,571,325
Consumer finance (2.0%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 2.45%, 10/29/26 (Ireland)	14,000,000	12,450,235
Air Lease Corp. sr. unsec. notes 0.80%, 8/18/24	8,500,000	7,901,554
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	5,539,000	5,559,249
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	6,485,000	6,479,824
Capital One Financial Corp. sr. unsec. unsub. notes 3.50%, 6/15/23	6,500,000	6,538,406
		38,929,268
Consumer staples (2.6%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 1.50%, 8/12/26	9,275,000	8,250,527
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.30%, 10/15/22	5,000,000	5,021,977
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26	3,000,000	2,909,711
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27	6,853,000	6,621,197
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	6,850,000	5,974,503
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	1,392,000	1,421,708
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.40%, 11/15/25	3,456,000	3,420,894
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. unsub. notes 1.25%, 9/24/26 (Netherlands)	10,000,000	8,996,856
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	10,000,000	9,789,400
		52,406,773
Energy (0.6%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 7.00%, 6/30/24	540,000	566,269
Continental Resources, Inc. 144A company guaranty sr. unsec. notes 2.268%, 11/15/26	4,809,000	4,393,166
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	2,000,000	2,069,361
Total Energies Capital International SA company guaranty sr. unsec. unsub. notes 2.434%, 1/10/25 (France)	4,248,000	4,143,444
		11,172,240
Financial (0.9%)
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	10,200,000	10,478,512
Intercontinental Exchange, Inc. sr. unsec. notes 0.70%, 6/15/23	6,204,000	6,062,245
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/27	2,000,000	1,897,500
		18,438,257

20 Short Duration Bond Fund

CORPORATE BONDS AND NOTES (56.8%)* cont.	Principal amount	Value
Health care (3.5%)
AbbVie, Inc. sr. unsec. sub. notes 2.60%, 11/21/24	$10,937,000	$10,671,605
AbbVie, Inc. sr. unsec. unsub. notes 3.20%, 5/14/26	9,905,000	9,644,932
Becton Dickinson and Co. sr. unsec. unsub. notes 3.734%, 12/15/24	582,000	582,383
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	4,768,000	4,740,713
Bristol-Myers Squibb Co. sr. unsec. sub. notes 0.75%, 11/13/25	4,248,000	3,872,140
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	367,000	370,129
Cigna Corp. sr. unsec. notes 1.25%, 3/15/26	5,543,000	5,034,867
CVS Health Corp. sr. unsec. unsub. notes 2.875%, 6/1/26	8,500,000	8,208,604
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.20%, 11/15/24 (Luxembourg)	4,414,000	4,275,030
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	273,000	272,528
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	1,448,000	1,432,265
Novartis Capital Corp. company guaranty sr. unsec. notes 1.75%, 2/14/25	8,477,000	8,165,559
UnitedHealth Group, Inc. company guaranty sr. unsec. unsub. notes 1.25%, 1/15/26	4,211,000	3,886,335
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.375%, 8/15/24	1,700,000	1,674,229
Utah Acquistion Sub, Inc. company guaranty sr. unsec. notes 3.95%, 6/15/26	5,280,000	5,126,345
Zoetis, Inc. sr. unsec. notes 3.25%, 2/1/23	2,500,000	2,509,288
		70,466,952
Insurance (1.8%)
Athene Global Funding 144A notes 1.73%, 10/2/26	12,044,000	10,694,587
CNO Global Funding 144A notes 1.75%, 10/7/26	3,340,000	3,015,516
Corebridge Financial, Inc. 144A sr. unsec. notes 3.65%, 4/5/27	6,415,000	6,223,616
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	2,157,000	2,189,441
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	1,694,000	1,713,984
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	3,135,000	3,120,578
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	1,085,000	1,088,866
New York Life Global Funding 144A notes 2.30%, 6/10/22	4,000,000	4,003,272
Pricoa Global Funding I 144A notes 2.40%, 9/23/24	5,000,000	4,877,184
		36,927,044
Investment banking/Brokerage (4.3%)
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	8,880,000	7,953,269
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	6,750,000	6,159,180
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	5,145,000	4,549,515
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.129%, 11/24/26 (Germany)	8,270,000	7,509,575
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	5,914,000	5,809,222
Goldman Sachs Group, Inc. (The) sr. unsec. FRN 1.948%, 10/21/27	15,000,000	13,438,275
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	3,125,000	3,077,798
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN 1.431%, 3/9/27	4,000,000	3,570,674
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 4.00%, 3/3/24	4,119,000	4,156,169
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.875%, 1/27/26	10,900,000	10,804,792

Short Duration Bond Fund 21

CORPORATE BONDS AND NOTES (56.8%)* cont.	Principal amount	Value
Investment banking/Brokerage cont.
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.75%, 2/25/23	$2,095,000	$2,110,682
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.70%, 10/23/24	2,195,000	2,199,221
Morgan Stanley unsec. sub. notes 4.875%, 11/1/22	4,185,000	4,240,815
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	10,000,000	9,800,645
		85,379,832
Real estate (0.3%)
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	2,785,000	2,654,467
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	2,339,000	2,329,457
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	876,000	807,847
		5,791,771
Technology (4.1%)
Alphabet, Inc. sr. unsec. notes 0.45%, 8/15/25	3,060,000	2,820,629
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	1,500,000	1,480,470
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	6,000,000	5,997,453
Apple, Inc. sr. unsec. notes 2.10%, 9/12/22	670,000	670,861
Apple, Inc. sr. unsec. notes 1.125%, 5/11/25	7,691,000	7,249,828
Apple, Inc. sr. unsec. notes 0.55%, 8/20/25	4,117,000	3,793,034
Apple, Inc. sr. unsec. unsub. notes 3.20%, 5/13/25	2,122,000	2,127,265
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	5,295,000	5,164,436
Cisco Systems, Inc. sr. unsec. unsub. notes 2.60%, 2/28/23	4,585,000	4,588,402
Citrix Systems, Inc. sr. unsec. sub. notes 1.25%, 3/1/26	3,615,000	3,516,851
Dell International, LLC/EMC Corp. sr. unsec. notes 5.45%, 6/15/23	799,000	816,427
Dell International, LLC/EMC Corp. company guaranty sr. notes 4.00%, 7/15/24	1,500,000	1,507,558
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	5,137,000	5,192,507
Microchip Technology, Inc. company guaranty sr. notes 2.67%, 9/1/23	1,600,000	1,584,752
MSCI, Inc. 144A company guaranty sr. unsec. notes 4.00%, 11/15/29	3,200,000	2,947,360
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	6,500,000	6,198,581
salesforce.com, Inc. sr. unsec. unsub. notes 3.25%, 4/11/23	7,150,000	7,199,042
Skyworks Solutions, Inc. sr. unsec. notes 0.90%, 6/1/23	5,000,000	4,874,792
VMware, Inc. sr. unsec. notes 1.40%, 8/15/26	13,989,000	12,538,747
Workday, Inc. sr. unsec. notes 3.50%, 4/1/27	1,600,000	1,561,683
		81,830,678
Transportation (0.5%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.95%, 3/10/25	1,541,000	1,539,998
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.45%, 7/1/24	2,300,000	2,277,864
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 2.70%, 11/1/24	5,000,000	4,861,570
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 1.20%, 11/15/25	1,385,000	1,257,122
		9,936,554

22 Short Duration Bond Fund

CORPORATE BONDS AND NOTES (56.8%)* cont.	Principal amount	Value
Utilities and power (4.5%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	$6,000,000	$5,375,194
American Electric Power Co., Inc. jr. unsec. sub. notes 2.031%, 3/15/24	1,140,000	1,109,878
American Electric Power Co., Inc. sr. unsec. unsub. notes 1.00%, 11/1/25	4,000,000	3,638,806
Boardwalk Pipelines LP company guaranty sr. unsec. unsub. notes 5.95%, 6/1/26	3,805,000	3,996,902
Duke Energy Carolinas, LLC sr. notes 3.35%, 5/15/22	2,615,000	2,616,546
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	478,000	482,199
Enbridge, Inc. company guaranty sr. unsec. notes 1.60%, 10/4/26 (Canada)	1,900,000	1,717,459
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	391,000	402,847
Energy Transfer LP company guaranty sr. unsec. notes 4.50%, 4/15/24	3,970,000	4,002,546
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	174,000	167,950
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.35%, 3/15/23	4,660,000	4,684,896
Eversource Energy sr. unsec. unsub. notes Ser. H, 3.15%, 1/15/25	5,978,000	5,890,898
Eversource Energy sr. unsec. unsub. notes Ser. Q, 0.80%, 8/15/25	1,000,000	910,524
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 4.40%, 7/15/27	3,500,000	3,395,665
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 4.30%, 5/1/24	6,450,000	6,523,128
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	2,150,000	2,160,408
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 0.65%, 3/1/23	5,568,000	5,478,390
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,855,000	2,827,989
NRG Energy, Inc. 144A sr. notes 2.00%, 12/2/25	2,000,000	1,858,482
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	4,320,000	4,317,070
Pacific Gas and Electric Co. sr. notes 3.25%, 2/16/24	5,000,000	4,932,374
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	10,935,000	10,773,993
Southern Co. (The) sr. unsec. unsub. notes 3.25%, 7/1/26	4,950,000	4,795,799
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	7,250,000	7,129,794
		89,189,737
Total corporate bonds and notes (cost $1,209,615,471)		$1,133,241,968

MORTGAGE-BACKED SECURITIES (21.1%)*	Principal amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%), 22.388%, 5/15/35	$8,526	$11,510
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	14,559	15,344
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	5,461	5,560
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.446%, 11/15/28 W	26,161	196
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.28%, 10/25/43 W	144,902	1,534

Short Duration Bond Fund 23

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	$227,134	$1,702
Federal National Mortgage Association
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 11.564%, 5/25/40	49,543	57,398
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	5,598	5,520
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	12,906	12,753
REMICs Trust Ser. 98-W2, Class X, IO, 0.456%, 6/25/28 W	174,482	3,923
REMICs Trust Ser. 98-W5, Class X, IO, 0.048%, 7/25/28 W	54,068	1,145
Government National Mortgage Association Ser. 09-32, Class AB, 4.00%, 5/16/39	6,466	6,552
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	21,115	80
		123,217
Commercial mortgage-backed securities (11.5%)
ACRE Commercial Mortgage, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.384%, 12/18/37 (Cayman Islands)	3,244,999	3,242,727
AREIT Trust 144A
FRB Ser. 20-CRE4, Class C, 3.49%, 4/15/37	4,395,000	4,424,447
FRB Ser. 19-CRE3, Class A, 1.893%, 9/14/36	1,257,944	1,245,406
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.91%, 11/15/54 W	64,066,033	2,184,114
FRB Ser. 17-BNK8, Class XA, IO, 0.859%, 11/15/50 W	30,878,361	996,537
BDS Ltd. 144A FRB Ser. 21-FL8, Class B, 1.904%, 1/18/36 (Cayman Islands)	3,538,000	3,438,179
CD Commercial Mortgage Trust
FRB Ser. 16-CD1, Class XA, IO, 1.505%, 8/10/49 W	8,046,585	356,249
FRB Ser. 17-CD6, Class XA, IO, 1.059%, 11/13/50 W	19,360,293	603,538
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO, 1.786%, 5/10/58 W	29,975,825	1,505,314
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.249%, 12/15/47 W	152,737	155,807
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class GC19, 5.26%, 3/10/47 W	1,191,000	1,192,471
Ser. 13-GC11, Class C, 4.134%, 4/10/46 W	4,918,000	5,119,884
Ser. 13-GC11, Class B, 3.732%, 4/10/46 W	2,550,000	2,551,640
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.26%, 3/10/47 W	2,888,000	2,851,023
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.456%, 12/10/44 W	332,000	328,680
FRB Ser. 13-CR11, Class B, 5.277%, 8/10/50 W	5,161,000	5,218,946
FRB Ser. 13-CR13, Class C, 5.042%, 11/10/46 W	6,422,000	6,343,305
FRB Ser. 14-CR17, Class C, 4.945%, 5/10/47 W	1,040,000	1,028,272
FRB Ser. 15-CR25, Class B, 4.679%, 8/10/48 W	3,315,000	3,278,652
Ser. 14-CR16, Class B, 4.582%, 4/10/47	2,410,000	2,392,853
Ser. 12-CR2, Class B, 4.393%, 8/15/45	1,693,000	1,688,835
Ser. 13-LC6, Class B, 3.739%, 1/10/46	2,720,000	2,715,270
Ser. 12-CR3, Class A3, 2.822%, 10/15/45	2,141,302	2,139,351
FRB Ser. 14-LC15, Class XA, IO, 1.224%, 4/10/47 W	15,560,290	241,032

24 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 13-LC13, Class XA, IO, 1.166%, 8/10/46 W	$3,372,394	$34,234
FRB Ser. 14-CR20, Class XA, IO, 1.133%, 11/10/47 W	53,988,789	1,046,843
FRB Ser. 14-CR17, Class XA, IO, 1.117%, 5/10/47 W	2,961,422	44,972
FRB Ser. 15-CR26, Class XA, IO, 1.071%, 10/10/48 W	41,507,607	1,050,641
FRB Ser. 15-LC21, Class XA, IO, 0.817%, 7/10/48 W	66,844,538	1,138,396
FRB Ser. 14-CR14, Class XA, IO, 0.677%, 2/10/47 W	27,635,314	219,223
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	396,291	373,428
FRB Ser. 13-CR9, Class AM, 4.436%, 7/10/45 W	2,000,000	1,985,479
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.01%, 2/15/41 W	497,986	245,358
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class XA, IO, 0.963%, 4/15/50 W	45,497,037	780,320
FRB Ser. 18-CX12, Class XA, IO, 0.726%, 8/15/51 W	185,876,086	5,169,957
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.861%, 12/15/49 W	69,060,488	1,691,982
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.55%, 8/10/44 W	4,187,259	4,163,392
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K109, Class XAM, IO, 1.914%, 4/25/30 W	15,372,000	1,916,673
Multifamily Structured Pass-Through Certificates FRB Ser. K739, Class XAM, IO, 1.667%, 9/25/27 W	36,816,638	2,647,853
Multifamily Structured Pass-Through Certificates Ser. K738, Class XAM, IO, 1.481%, 3/25/27 W	17,882,000	1,049,197
Multifamily Structured Pass-Through Certificates FRB Ser. KC06, Class X1, IO, 1.031%, 6/25/26 W	33,472,641	768,331
Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.844%, 9/25/27 W	48,552,519	1,676,713
Multifamily Structured Pass-Through Certificates FRB Ser. K737, Class X1, IO, 0.751%, 10/25/26 W	67,170,900	1,558,231
FREMF Mortgage Trust 144A Ser. 15-K48, Class X2A, IO, 0.10%, 8/25/48	389,907,985	952,155
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.616%, 2/10/46 W	11,568,980	80,602
GS Mortgage Securities Corp., II 144A
Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	4,487,200	4,478,050
Ser. GC10, Class B, 3.682%, 2/10/46	3,478,000	3,443,185
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.226%, 1/10/47 W	748,000	558,311
FRB Ser. 14-GC22, Class C, 4.843%, 6/10/47 W	451,000	442,489
FRB Ser. 13-GC12, Class XA, IO, 1.524%, 6/10/46 W	6,153,328	54,039
FRB Ser. 14-GC24, Class XA, IO, 0.844%, 9/10/47 W	90,959,304	1,263,114
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.565%, 8/10/43 W	1,663,000	1,249,967
FRB Ser. 11-GC5, Class B, 5.302%, 8/10/44 W	3,315,000	3,182,106
Ser. 10-C1, Class B, 5.148%, 8/10/43	444,983	439,611
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	5,720,000	5,663,791

Short Duration Bond Fund 25

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.358%, 11/15/45 W	$2,525,000	$2,528,843
FRB Ser. 14-C19, Class C, 4.807%, 4/15/47 W	2,024,000	1,967,694
FRB Ser. 13-C12, Class C, 4.228%, 7/15/45 W	4,088,000	4,040,574
FRB Ser. 15-C31, Class XA, IO, 0.971%, 8/15/48 W	14,909,299	323,626
FRB Ser. 14-C22, Class XA, IO, 0.966%, 9/15/47 W	17,389,029	254,951
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C15, Class D, 5.358%, 11/15/45 W	5,100,000	5,042,242
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class B, 4.819%, 5/15/45 W	1,843,557	1,841,018
FRB Ser. 13-C10, Class XA, IO, 1.064%, 12/15/47 W	7,576,632	34,846
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C4, Class C, 5.574%, 7/15/46 W	264,051	266,003
FRB Ser. 12-C6, Class E, 5.35%, 5/15/45 W	532,000	494,980
FRB Ser. 11-C3, Class B, 5.013%, 2/15/46 W	2,030,221	1,967,225
FRB Ser. 12-LC9, Class D, 4.509%, 12/15/47 W	173,000	168,668
LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	94,429	39,299
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class AS, 3.297%, 4/20/48 W	944,226	944,226
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C13, Class B, 4.908%, 11/15/46 W	2,813,000	3,016,886
Ser. 13-C13, Class AS, 4.266%, 11/15/46	4,699,000	4,722,542
FRB Ser. 13-C9, Class C, 4.156%, 5/15/46 W	3,168,000	3,091,840
Ser. 12-C6, Class B, 3.93%, 11/15/45	4,574,000	4,564,889
Ser. 13-C8, Class B, 3.647%, 12/15/48 W	6,856,000	6,805,588
Ser. 12-C6, Class AS, 3.476%, 11/15/45	2,007,000	2,005,647
FRB Ser. 13-C7, Class XA, IO, 1.402%, 2/15/46 W	22,743,772	75,941
FRB Ser. 14-C17, Class XA, IO, 1.211%, 8/15/47 W	5,111,250	78,672
FRB Ser. 15-C26, Class XA, IO, 1.125%, 10/15/48 W	49,175,526	1,137,332
FRB Ser. 17-C34, Class XA, IO, 0.914%, 11/15/52 W	237,771,405	7,688,529
FRB Ser. 16-C32, Class XA, IO, 0.80%, 12/15/49 W	95,715,946	2,345,596
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.843%, 8/15/45 W	6,424,000	6,410,186
FRB Ser. 13-C9, Class D, 4.244%, 5/15/46 W	1,837,000	1,711,257
FRB Ser. 13-C7, Class XB, IO, 0.402%, 2/15/46 W	24,165,000	38,659
Morgan Stanley Capital I Trust
FRB Ser. 18-H4, Class XA, IO, 1.003%, 12/15/51 W	62,004,707	2,591,530
FRB Ser. 16-UB12, Class XA, IO, 0.792%, 12/15/49 W	26,742,656	665,248
FRB Ser. 18-L1, Class XA, IO, 0.672%, 10/15/51 W	78,807,281	2,061,362
Morgan Stanley Capital I Trust 144A FRB Ser. 07-IQ15, Class C, 6.359%, 6/11/49 W	784,405	796,720
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 21-FL6, Class B, 2.268%, 7/25/36	2,612,000	2,543,883
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO, 1.161%, 12/15/50 W	12,449,027	510,952
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.216%, 8/10/49 W	3,183,000	3,191,142
FRB Ser. 12-C2, Class D, 5.059%, 5/10/63 W	279,000	127,894

26 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	$1,825,000	$1,814,225
FRB Ser. 12-C2, Class XA, IO, 1.378%, 5/10/63 W	5,310,399	2,346
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class AS, 2.004%, 6/16/36	4,199,000	4,158,945
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.416%, 11/15/48 W	562,073	248
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.44%, 7/15/46 W	898,000	803,782
FRB Ser. 16-BNK1, Class XA, IO, 1.861%, 8/15/49 W	22,404,928	1,305,850
FRB Ser. 19-C50, Class XA, IO, 1.599%, 5/15/52 W	33,409,239	2,519,257
FRB Ser. 17-C41, Class XA, IO, 1.332%, 11/15/50 W	20,914,515	985,555
FRB Ser. 18-C48, Class XA, IO, 1.12%, 1/15/52 W	21,549,728	1,100,825
FRB Ser. 16-C37, Class XA, IO, 0.958%, 12/15/49 W	5,858,369	166,357
FRB Ser. 18-C44, Class XA, IO, 0.893%, 5/15/51 W	68,262,299	2,203,166
FRB Ser. 15-LC20, Class XB, IO, 0.621%, 4/15/50 W	10,567,000	133,356
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.44%, 7/15/46 W	763,000	437,186
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C19, Class C19, 4.646%, 3/15/47 W	1,086,000	1,055,147
FRB Ser. 12-C10, Class C, 4.493%, 12/15/45 W	267,000	244,501
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	601,000	604,432
Ser. 12-C8, Class B, 4.311%, 8/15/45	6,434,000	6,476,464
Ser. 13-C12, Class B, 3.863%, 3/15/48 W	7,671,000	7,650,888
Ser. 12-C9, Class B, 3.84%, 11/15/45	3,960,000	3,959,644
FRB Ser. 14-C22, Class XA, IO, 0.938%, 9/15/57 W	25,700,685	331,744
FRB Ser. 14-C23, Class XA, IO, 0.702%, 10/15/57 W	71,686,924	785,187
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.192%, 3/15/46 W	6,641,000	6,577,992
Ser. 11-C4, Class D, 5.026%, 6/15/44 W	2,130,000	1,893,035
Ser. 11-C4, Class E, 5.026%, 6/15/44 W	40,000	29,329
FRB Ser. 12-C8, Class D, 5.012%, 8/15/45 W	2,373,000	2,398,249
		228,345,375
Residential mortgage-backed securities (non-agency) (9.6%)
Angel Oak Mortgage Trust 144A
Ser. 20-5, Class A3, 2.041%, 5/25/65 W	1,105,473	1,094,419
Ser. 21-5, Class A2, 1.208%, 7/25/66 W	5,076,361	4,695,634
Angel Oak Mortgage Trust I, LLC 144A Ser. 19-1, Class A3, 4.124%, 11/25/48 W	133,194	133,066
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 3.995%, 1/25/49 W	949,381	927,090
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	231,864	225,787
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 1.268%, 9/25/45	115,746	112,502
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 4.018%, 10/25/27 (Bermuda)	1,630,171	1,628,800
FRB Ser. 21-3A, Class M1B, (US 30 Day Average SOFR + 1.40%), 1.689%, 9/25/31 (Bermuda)	1,139,000	1,111,754

Short Duration Bond Fund 27

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
BRAVO Residential Funding Trust 144A
Ser. 20-NQM1, Class A3, 2.406%, 5/25/60 W	$446,124	$427,665
Ser. 21-B, Class A1, 2.115%, 4/1/69	4,337,472	4,090,843
Ser. 21-A, Class A1, 1.991%, 10/25/59	6,951,175	6,608,607
Ser. 21-C, Class A1, 1.62%, 3/1/61	4,888,370	4,591,387
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	3,766,000	3,534,592
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class M1, 1.805%, 6/25/36 W	5,000,000	4,732,116
Cascade Funding Mortgage Trust, LLC 144A
Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,712,000	1,642,210
Ser. 21-HB5, Class M2, 1.847%, 2/25/31 W	2,500,000	2,366,355
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.782%, 5/25/35 W	95,692	96,110
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	242,378	240,100
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 1.288%, 4/25/35	98,902	88,849
CSMC Trust 144A
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	3,235,528	3,063,062
Ser. 20-RPL5, Class A1, 3.023%, 8/25/60 W	735,534	716,548
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%), 3.668%, 11/25/28	600,000	596,676
FRB Ser. 19-1, Class M1B, (1 Month US LIBOR + 1.80%), 2.468%, 4/25/29 (Bermuda)	1,203,130	1,194,478
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 2.368%, 11/25/28 (Bermuda)	247,773	245,447
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 6.007%, 7/25/28	5,044,257	5,361,035
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.818%, 11/25/28	560,268	590,758
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 5.368%, 4/25/28	7,777,300	8,077,760
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 5.318%, 10/25/28	10,844,125	11,328,674
Structured Agency Credit Risk Debt FRN Ser. 14-HQ1, Class M3, (1 Month US LIBOR + 4.10%), 4.768%, 8/25/24	55,443	55,478
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2B, (1 Month US LIBOR + 3.45%), 4.118%, 10/25/29	2,054,000	2,119,625
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 3.118%, 3/25/49	964,197	970,223
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 3.068%, 2/25/47	15,286,914	15,227,955
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 3.018%, 2/25/49	327,936	329,770
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.768%, 9/25/48	283,000	278,411

28 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2, (1 Month US LIBOR + 2.05%), 2.718%, 7/25/49	$125,723	$126,116
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA3, Class M2, (US 30 Day Average SOFR + 2.10%), 2.389%, 10/25/33	750,000	731,250
Structured Agency Credit Risk Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 1.40%), 2.068%, 2/25/49	7,732,707	7,696,311
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M2, (1 Month US LIBOR + 1.25%), 1.918%, 2/25/47	611,175	611,345
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.668%, 2/25/47	7,618,000	7,537,287
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2AS, (1 Month US LIBOR + 0.90%), 1.568%, 10/25/48	932,000	922,680
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.368%, 4/25/28	5,444,337	5,841,210
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.968%, 10/25/28	803,228	837,099
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2, (1 Month US LIBOR + 5.25%), 5.918%, 10/25/23	1,336,899	1,391,885
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.668%, 11/25/24	597,726	604,771
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 5.568%, 11/25/24	858,866	903,975
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.668%, 10/25/29	103,732	106,583
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 3.568%, 7/25/24	723,283	730,874
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2, (1 Month US LIBOR + 2.60%), 3.268%, 5/25/24	1,014,646	1,023,775
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (1 Month US LIBOR + 2.60%), 3.268%, 5/25/24	1,170,418	1,183,010
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2, (1 Month US LIBOR + 2.20%), 2.868%, 1/25/30	147,446	148,594
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3, (1 Month US LIBOR + 1.35%), 2.018%, 9/25/29	4,757,186	4,734,142
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 1.318%, 1/25/31	1,014,971	992,134
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (1 Month US LIBOR + 0.60%), 1.268%, 11/25/29	767,868	754,430
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 3.118%, 7/25/31	162,500	163,007
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.818%, 11/25/39	590,463	580,705
Connecticut Avenue Securities Trust FRB Ser. 19-R07, Class 1M2, (1 Month US LIBOR + 2.10%), 2.768%, 10/25/39	296,049	296,049
First Franklin Mortgage Loan Trust FRB Ser. 06-FF15, Class A5, (1 Month US LIBOR + 0.16%), 0.828%, 11/25/36	749,688	740,500
FWD Securitization Trust 144A Ser. 19-INV1, Class A3, 3.11%, 6/25/49 W	1,069,764	1,062,038

Short Duration Bond Fund 29

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Galton Funding Mortgage Trust 144A FRB Ser. 20-H1, Class A3, 2.617%, 1/25/60 W	$2,054,805	$1,983,349
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	1,463,693	1,439,792
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1, Class A3, 2.352%, 9/27/60 W	618,148	591,258
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 1.028%, 5/25/36	472,186	143,723
Home Re, Ltd. 144A
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 2.268%, 10/25/28 (Bermuda)	580,625	575,279
FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 1.55%), 2.218%, 7/25/33 (Bermuda)	5,764,000	5,617,883
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A1, 1.657%, 5/25/65 W	285,315	282,290
Imperial Fund Mortgage Trust 144A Ser. 21-NQM1, Class A3, 1.617%, 6/25/56 W	2,447,151	2,311,740
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	3,880,760	3,851,654
Ser. 21-GS1, Class A1, 1.892%, 10/25/66	4,279,545	4,101,939
Ser. 21-GS3, Class A1, 1.75%, 7/25/61	2,125,786	2,009,451
Ser. 21-GS4, Class A1, 1.65%, 11/25/60	3,539,157	3,310,528
LHOME Mortgage Trust 144A Ser. 21-RTL2, Class A1, 2.09%, 6/25/26	6,536,000	6,223,756
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.806%, 2/25/35 W	50,495	48,187
MFRA Trust 144A Ser. 20-NQM1, Class A3, 2.30%, 8/25/49 W	1,134,022	1,103,416
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 1.282%, 8/26/47 W	1,315,305	1,218,145
New Residential Mortgage Loan Trust 144A
Ser. 19-NQM4, Class A3, 2.797%, 9/25/59 W	2,240,149	2,175,409
Ser. 19-NQM4, Class A2, 2.644%, 9/25/59 W	879,632	856,497
FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%), 1.568%, 1/25/48	270,976	269,082
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	1,500,000	1,432,752
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month US LIBOR + 1.55%), 2.218%, 7/25/28 (Bermuda)	164,210	163,743
Onslow Bay Financial, LLC Trust 144A Ser. 18-EXP1, Class 1A3, 4.00%, 4/25/48 W	268,601	264,586
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.718%, 10/25/34	157,102	155,042
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.868%, 2/25/29 (Bermuda)	1,570,000	1,538,611
FRB Ser. 19-2, Class M1B, (1 Month US LIBOR + 1.75%), 2.418%, 6/25/29 (Bermuda)	1,978,807	1,961,562
Residential Mortgage Loan Trust 144A
Ser. 19-3, Class A2, 2.941%, 9/25/59 W	338,177	331,951
Ser. 21-1R, Class A1, 0.859%, 1/25/65 W	316,131	302,749
ROC Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.487%, 8/25/26 W	2,039,000	1,964,373

30 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (21.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Starwood Mortgage Residential Trust 144A Ser. 19-INV1, Class A2, 2.865%, 9/27/49 W	$2,643,435	$2,617,354
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 1.518%, 5/25/47	410,164	357,444
Toorak Mortgage Corp., Ltd. 144A
Ser. 20-1, Class A1, 2.734%, 3/25/23 W	5,442,215	5,351,934
Ser. 21-1, Class A1, 2.24%, 6/25/24	1,850,000	1,779,874
Triangle Re, Ltd. 144A
FRB Ser. 21-1, Class M1B, (1 Month US LIBOR + 3.00%), 3.668%, 8/25/33 (Bermuda)	123,409	122,969
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 2.90%), 3.568%, 11/26/29	2,299,058	2,287,457
FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.718%, 10/25/33 (Bermuda)	2,657,000	2,600,892
VCAT Asset Securitization, LLC 144A Ser. 21-NPL1, Class A1, 2.289%, 12/26/50	635,659	615,966
Verus Securitization Trust 144A Ser. 19-INV3, Class A3, 3.10%, 11/25/59 W	1,532,642	1,509,630
		191,695,823
Total mortgage-backed securities (cost $439,579,845)		$420,164,415

ASSET-BACKED SECURITIES (3.3%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$5,087,000	$5,074,283
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.468%, 11/25/53	1,711,800	1,711,800
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 1.418%, 4/25/55	5,549,000	5,549,000
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 1.157%, 2/25/55	4,000,000	4,000,000
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 21-S1, Class A1, (1 Month US LIBOR + 0.50%), 0.988%, 9/10/22	3,975,000	3,969,694
MRA Issuance Trust 144A
FRB Ser. 20-7, Class A, (1 Month US LIBOR + 1.30%), 1.755%, 9/15/22	4,340,000	4,271,376
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.655%, 8/15/22	5,986,000	5,985,992
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.381%, 5/15/22	4,856,000	4,855,981
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 1.418%, 5/25/55	4,658,000	4,607,982
Prodigy Finance Designated Activity Co. 144A FRB Ser. 21-1A, Class A, (1 Month US LIBOR + 1.25%), 1.707%, 7/25/51 (Ireland)	987,786	981,280
Station Place Securitization Trust 144A
FRB Ser. 22-2, Class A1, (CME TERM SOFR 1 Month + 0.93%), 1.576%, 5/25/23	7,541,000	7,541,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 1.368%, 12/8/22	2,689,000	2,689,000

Short Duration Bond Fund 31

ASSET-BACKED SECURITIES (3.3%)* cont.	Principal amount	Value
Station Place Securitization Trust 144A
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 1.288%, 11/7/22	$7,798,000	$7,798,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), zero %, 8/8/22	6,308,000	6,308,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 1.268%, 1/25/46	175,893	175,336
Total asset-backed securities (cost $65,636,071)		$65,518,724

COLLATERALIZED LOAN OBLIGATIONS (2.8%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 2.144%, 4/15/34 (Cayman Islands)	$2,517,000	$2,480,184
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 2.236%, 4/22/34	2,049,000	2,003,145
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.25%), 2.386%, 11/22/34 (Cayman Islands)	2,854,000	2,804,640
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (BBA LIBOR USD 3 Month + 1.17%), 2.214%, 10/15/34 (Cayman Islands)	2,091,000	2,061,586
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 2.233%, 10/20/34	1,463,000	1,442,107
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class B, (BBA LIBOR USD 3 Month + 1.70%), 2.744%, 4/15/33 (Cayman Islands)	4,500,000	4,449,074
Elmwood CLO VI, Ltd. 144A FRB Ser. 21-3A, Class BR, (BBA LIBOR USD 3 Month + 1.65%), 2.713%, 10/20/34 (Cayman Islands)	2,000,000	1,967,814
Elmwood CLO XII, Ltd. 144A FRB Ser. 21-5A, Class B, (BBA LIBOR USD 3 Month + 1.70%), 2.763%, 1/20/35 (Cayman Islands)	1,000,000	988,015
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 21-5A, Class BR, (BBA LIBOR USD 3 Month + 1.55%), 2.613%, 10/20/32	3,202,000	3,159,266
Greywolf CLO III, Ltd. 144A FRB Ser. 20-3RA, Class A2R, (BBA LIBOR USD 3 Month + 1.85%), 2.986%, 4/15/33 (Cayman Islands)	1,384,000	1,392,278
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (BBA LIBOR USD 3 Month + 1.35%), 2.413%, 1/20/33 (Cayman Islands)	2,028,000	2,013,372
HalseyPoint CLO II, Ltd. 144A FRB Ser. 20-2A, Class B, (BBA LIBOR USD 3 Month + 1.64%), 2.703%, 7/20/31 (Cayman Islands)	5,250,000	5,202,115
ICG US CLO, Ltd. 144A FRB Ser. 20-2RA, Class A2, (BBA LIBOR USD 3 Month + 1.80%), 2.844%, 1/16/33 (Cayman Islands)	4,000,000	3,938,428
ICG US CLO, Ltd. 144A FRB Ser. 21-3A, Class B1R, (BBA LIBOR USD 3 Month + 1.45%), 2.634%, 1/24/32 (Cayman Islands)	3,750,000	3,660,979
Magnetite XXI CLO, Ltd. 144A FRB Ser. 21-21A, Class BR, (BBA LIBOR USD 3 Month + 1.35%), 2.413%, 4/20/34 (Cayman Islands)	750,000	728,275
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.29%), 2.334%, 1/15/35 (Cayman Islands)	1,655,000	1,623,828
Octagon Investment Partners 29, Ltd. 144A FRB Ser. 20-1A, Class AR, (BBA LIBOR USD 3 Month + 1.18%), 2.364%, 1/24/33 (Cayman Islands)	2,413,000	2,394,536
Octagon Investment Partners 44, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.18%), 2.224%, 10/15/34 (Cayman Islands)	2,000,000	1,978,780
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 2.213%, 10/20/34 (Cayman Islands)	3,107,000	3,064,276

32 Short Duration Bond Fund

COLLATERALIZED LOAN OBLIGATIONS (2.8%)* cont.	Principal amount	Value
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 2.194%, 7/15/34 (Cayman Islands)	$3,947,000	$3,903,034
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 22-2A, Class A2, (CME TERM SOFR 3 Month + 1.90%), 3.80%, 10/15/30 (Cayman Islands) ##	2,433,000	2,430,861
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 2.214%, 7/15/34 (Cayman Islands)	2,692,000	2,654,856
Total collateralized loan obligations (cost $57,082,814)		$56,341,449

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 2.50%, 5/15/46 [i]	$130,000	$116,646
Total U.S. treasury obligations (cost $116,646)		$116,646

SHORT-TERM INVESTMENTS (15.9%)*		Principal amount/ shares	Value
Albermarle Corp. commercial paper 1.001%, 5/6/22		$5,000,000	$4,999,310
Albermarle Corp. commercial paper 1.000%, 5/5/22		5,850,000	5,849,326
Amcor Finance (USA), Inc. commercial paper 0.931%, 5/6/22		5,000,000	4,999,397
Amcor Flexibles North America, Inc. commercial paper 1.051%, 5/23/22		1,450,000	1,449,122
Arrow Electronics, Inc. commercial paper 1.101%, 5/11/22		5,000,000	4,998,435
Arrow Electronics, Inc. commercial paper 1.000%, 5/4/22		5,000,000	4,999,379
Autonation, Inc. commercial paper 0.750%, 5/2/22		7,000,000	6,999,567
Aviation Capital Group, LLC commercial paper 0.940%, 5/2/22		5,000,000	4,999,800
Cabot Corp. commercial paper 0.850%, 5/11/22		9,000,000	8,997,951
Crown Castle International Corp. commercial paper 1.311%, 5/3/22		5,000,000	4,999,579
Danaher Corp. commercial paper 0.750%, 5/3/22		5,000,000	4,999,702
Dollar General Corp. commercial paper 0.570%, 5/2/22		7,500,000	7,499,648
Enbridge US, Inc. commercial paper 1.061%, 1/19/23		4,000,000	3,934,568
Enbridge US, Inc. commercial paper 1.001%, 5/16/22		5,000,000	4,997,854
Energy Transfer LP commercial paper 0.800%, 5/2/22		12,500,000	12,499,226
Enterprise Products Operating, LLC commercial paper 0.550%, 5/2/22		7,500,000	7,499,648
Eversource Energy commercial paper 0.951%, 5/5/22		6,555,000	6,554,442
Fiserv, Inc. commercial paper 0.830%, 5/11/22		3,500,000	3,499,181
Fiserv, Inc. commercial paper 0.830%, 5/10/22		7,000,000	6,998,524
FMC Corp. commercial paper 0.750%, 5/2/22		6,600,000	6,599,525
Fortune Brands Home & Security, Inc. commercial paper 1.151%, 5/2/22		5,000,000	4,999,742
Fortune Brands Home & Security, Inc. commercial paper 0.900%, 5/9/22		6,500,000	6,498,696
Healthpeak Properties, Inc. commercial paper 1.001%, 5/10/22		6,000,000	5,998,717
Humana, Inc. commercial paper 1.031%, 5/11/22		3,000,000	2,999,294
Hyundai Capital America commercial paper 0.851%, 5/11/22 (South Korea)		5,000,000	4,998,832
Intercontinental Exchange, Inc. commercial paper 1.001%, 5/19/22		2,885,000	2,883,477
Intercontinental Exchange, Inc. commercial paper 0.971%, 5/9/22		2,000,000	1,999,450
Plains Midstream Canada ULC commercial paper 0.800%, 5/2/22 (Canada)		7,500,000	7,499,646
Putnam Short Term Investment Fund Class P 0.43% L	Shares	102,498,609	102,498,609

Short Duration Bond Fund 33

SHORT-TERM INVESTMENTS (15.9%)* cont.		Principal amount/ shares	Value
Romulus Funding Corp. asset backed commercial paper 0.570%, 5/2/22		$7,500,000	$7,499,496
Southern Co. Funding Corp. commercial paper 0.860%, 5/6/22		2,796,000	2,795,663
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.29% P	Shares	360,000	360,000
Suncor Energy, Inc. commercial paper 0.901%, 5/13/22 (Canada)		$4,000,000	3,998,899
Thermo Fisher Scientific, Inc. commercial paper 0.501%, 6/1/22		8,000,000	7,992,520
TransCanada PipeLines, Ltd. commercial paper 0.941%, 5/9/22 (Canada)		5,000,000	4,999,086
U.S. Treasury Bills 0.563%, 6/21/22 ∆ §		3,900,000	3,896,958
U.S. Treasury Bills 0.418%, 6/16/22 §		100,000	99,944
U.S. Treasury Bills 0.421%, 6/14/22 §		400,000	399,786
U.S. Treasury Bills 0.397%, 6/9/22 ∆ §		2,100,000	2,099,037
U.S. Treasury Bills 0.134%, 5/5/22 §		1,400,000	1,399,989
VW Credit, Inc. commercial paper 0.820%, 5/5/22		5,000,000	4,999,495
Walgreens Boots Alliance, Inc. commercial paper 0.951%, 5/6/22		5,000,000	4,999,368
WEC Energy Group, Inc. commercial paper 0.931%, 5/6/22		3,000,000	2,999,638
Welltower, Inc. commercial paper 1.041%, 5/24/22		5,000,000	4,996,851
WRKCo., Inc. commercial paper 0.871%, 5/9/22		5,000,000	4,999,086
Total short-term investments (cost $317,327,203)			$317,286,463

TOTAL INVESTMENTS
Total investments (cost $2,089,358,050)	$1,992,669,665

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,993,668,469.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $546,730 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

34 Short Duration Bond Fund

§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,269,403 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
##	Forward commitment, in part or in entirety (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $3,469,682 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$933,968,000	$19,622,668 E	$13,567,865	6/15/24	Secured Overnight Financing Rate — Annually	1.80% — Annually	$(6,054,802)
443,355,000	19,534,221 E	(10,390,102)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	9,144,119
Total		$3,177,763	$3,089,317
E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited)
Swap counterparty/ referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$5,604	$87,272	$21,129	5/11/63	300 bp — Monthly	$(15,480)
CMBX NA BBB−.6 Index	B+/P	11,483	174,544	42,257	5/11/63	300 bp — Monthly	(30,687)
CMBX NA BBB−.6 Index	B+/P	2,939	40,352	9,769	5/11/63	300 bp — Monthly	(6,810)
CMBX NA BBB−.6 Index	B+/P	10,944	180,174	43,620	5/11/63	300 bp — Monthly	(32,586)

Short Duration Bond Fund 35

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	CCC+/P	$16,784	$107,640	$44,488	5/11/63	500 bp — Monthly	$(27,614)
CMBX NA BB.7 Index	B/P	1,123	22,000	6,835	1/17/47	500 bp — Monthly	(5,694)
Credit Suisse International
CMBX NA BBB−.7 Index	BB−/P	38,436	520,000	94,380	1/17/47	300 bp — Monthly	(55,684)
CMBX NA BBB−.6 Index	B+/P	282	2,815	682	5/11/63	300 bp — Monthly	(398)
Goldman Sachs International
CMBX NA A.7 Index	BBB+/P	1,714	34,000	1,578	1/17/47	200 bp — Monthly	148
CMBX NA BBB−.6 Index	B+/P	216	1,877	454	5/11/63	300 bp — Monthly	(237)
CMBX NA BBB−.6 Index	B+/P	4,019	34,721	8,406	5/11/63	300 bp — Monthly	(4,370)
JPMorgan Securities LLC
CMBX NA BBB−.6 Index	B+/P	639	1,877	454	5/11/63	300 bp — Monthly	186
CMBX NA BB.6 Index	CCC+/P	22,651	40,480	16,730	5/11/63	500 bp — Monthly	5,955
CMBX NA BB.7 Index	B/P	627,248	1,281,000	398,007	1/17/47	500 bp — Monthly	230,306
Merrill Lynch International
CMBX NA BBB−.6 Index	B+/P	269	938	227	5/11/63	300 bp — Monthly	43
Morgan Stanley & Co. International PLC
CMBX NA BB.6 Index	CCC+/P	9,332	34,960	14,449	5/11/63	500 bp — Monthly	(5,088)
CMBX NA BB.6 Index	CCC+/P	18,481	69,000	28,518	5/11/63	500 bp — Monthly	(9,979)
CMBX NA A.7 Index	BBB+/P	(6)	6,000	278	1/17/47	200 bp — Monthly	(282)
CMBX NA BBB−.6 Index	B+/P	729	10,322	2,499	5/11/63	300 bp — Monthly	(1,765)
Upfront premium received		772,893		Unrealized appreciation		236,638
Upfront premium (paid)		(6)		Unrealized (depreciation)		(196,674)
Total		$772,887		Total		$39,964
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

36 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited)
Swap counterparty/ referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$40,000	$1,856	1/17/47	(200 bp) — Monthly	$1,546
CMBX NA BBB−.6 Index	(9,679)	142,638	34,533	5/11/63	(300 bp) — Monthly	24,782
Credit Suisse International
CMBX NA BB.6 Index	(3,989)	207,920	85,933	5/11/63	(500 bp) — Monthly	81,771
CMBX NA BB.7 Index	(42,273)	257,000	79,850	1/17/47	(500 bp) — Monthly	37,363
CMBX NA BB.7 Index	(52,019)	282,000	87,617	1/17/47	(500 bp) — Monthly	35,363
CMBX NA BBB−.6 Index	(49,505)	392,254	94,965	5/11/63	(300 bp) — Monthly	45,264
Goldman Sachs International
CMBX NA BB.7 Index	(4,086)	27,000	8,389	1/17/47	(500 bp) — Monthly	4,281
CMBX NA BB.6 Index	(4,910)	44,160	18,251	5/11/63	(500 bp) — Monthly	13,304
CMBX NA BBB−.7 Index	(8,458)	104,000	18,876	1/17/47	(500 bp) — Monthly	10,366
CMBX NA BBB−.7 Index	(135)	2,000	363	1/17/47	(500 bp) — Monthly	227
CMBX NA BBB−.7 Index	(69)	1,000	182	1/17/47	(300 bp) — Monthly	112
CMBX NA BBB−.7 Index	(68)	1,000	182	1/17/47	(300 bp) — Monthly	113
CMBX NA BBB−.7 Index	(5,685)	28,000	8,700	1/17/47	(300 bp) — Monthly	2,991
CMBX NA BBB−.7 Index	(15,401)	94,000	29,206	1/17/47	(300 bp) — Monthly	13,726
JPMorgan Securities LLC
CMBX NA BBB−.7 Index	(96,488)	411,000	74,597	1/17/47	(300 bp) — Monthly	(22,097)
Merrill Lynch International
CMBX NA BB.7 Index	(58,463)	337,000	104,706	1/17/47	(500 bp) — Monthly	45,962
CMBX NA BBB−.7 Index	(82)	1,000	182	1/17/47	(300 bp) — Monthly	99

Short Duration Bond Fund 37

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	$(24,622)	$122,000	$37,905	1/17/47	(500 bp) — Monthly	$13,182
CMBX NA BB.7 Index	(15,083)	75,000	23,303	1/17/47	(500 bp) — Monthly	8,157
CMBX NA BB.7 Index	(15,619)	81,000	25,167	1/17/47	(500 bp) — Monthly	9,480
Upfront premium received	—		Unrealized appreciation		348,089
Upfront premium (paid)	(406,931)		Unrealized (depreciation)		(22,097)
Total	$(406,931)		Total		$325,992
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$65,518,724	$—
Collateralized loan obligations	—	56,341,449	—
Corporate bonds and notes	—	1,133,241,968	—
Mortgage-backed securities	—	420,164,415	—
U.S. treasury obligations	—	116,646	—
Short-term investments	360,000	316,926,463	—
Totals by level	$360,000	$1,992,309,665	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$(88,446)	$—
Totals by level	$—	$(88,446)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

38 Short Duration Bond Fund

Statement of assets and liabilities 4/30/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,986,859,441)	$1,890,171,056
Affiliated issuers (identified cost $102,498,609) (Note 5)	102,498,609
Cash	2,919
Interest and other receivables	11,544,414
Receivable for shares of the fund sold	2,742,890
Receivable for investments sold	3,182,912
Receivable for variation margin on centrally cleared swap contracts (Note 1)	731,838
Unrealized appreciation on OTC swap contracts (Note 1)	584,727
Premium paid on OTC swap contracts (Note 1)	406,937
Total assets	2,011,866,302

LIABILITIES
Payable for investments purchased	7,290,126
Payable for purchases of delayed delivery securities (Note 1)	2,433,000
Payable for shares of the fund repurchased	4,101,183
Payable for compensation of Manager (Note 2)	1,514,394
Payable for Trustee compensation and expenses (Note 2)	47,961
Payable for distribution fees (Note 2)	241,186
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,088,584
Unrealized depreciation on OTC swap contracts (Note 1)	218,771
Premium received on OTC swap contracts (Note 1)	772,893
Collateral on certain derivative contracts, at value (Notes 1 and 8)	476,646
Other accrued expenses	13,089
Total liabilities	18,197,833

Net assets	$1,993,668,469

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,100,827,722
Total distributable earnings (Note 1)	(107,159,253)
Total — Representing net assets applicable to capital shares outstanding	$1,993,668,469

(Continued on next page)

Short Duration Bond Fund 39

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,035,301,572 divided by 106,501,260 shares)	$9.72
Offering price per class A share (100/97.75 of $9.72)*	$9.94
Net asset value and offering price per class B share ($490,657 divided by 50,544 shares)**	$9.71
Net asset value and offering price per class C share ($25,647,169 divided by 2,645,332 shares)**	$9.70
Net asset value, offering price and redemption price per class R share
($924,105 divided by 94,582 shares)	$9.77
Net asset value, offering price and redemption price per class R6 share
($5,805,679 divided by 594,835 shares)	$9.76
Net asset value, offering price and redemption price per class Y share
($925,499,287 divided by 95,057,763 shares)	$9.74

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

40 Short Duration Bond Fund

Statement of operations Six months ended 4/30/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $77,461 from investments in affiliated issuers) (Note 5)	$23,390,893
Total investment income	23,390,893

EXPENSES
Compensation of Manager (Note 2)	4,168,370
Distribution fees (Note 2)	1,670,411
Other	7,863
Total expenses	5,846,644
Expense reduction (Note 2)	(4,991)
Net expenses	5,841,653

Net investment income	17,549,240

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(8,702,973)
Swap contracts (Note 1)	(4,686,619)
Total net realized loss	(13,389,592)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(92,318,605)
Swap contracts	6,408,049
Total change in net unrealized depreciation	(85,910,556)

Net loss on investments	(99,300,148)

Net decrease in net assets resulting from operations	$(81,750,908)

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 41

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/22*	Year ended 10/31/21
Operations
Net investment income	$17,549,240	$35,732,283
Net realized gain (loss) on investments	(13,389,592)	11,947,979
Change in net unrealized depreciation of investments	(85,910,556)	(19,947,165)
Net increase (decrease) in net assets resulting
from operations	(81,750,908)	27,733,097
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(8,632,127)	(20,729,403)
Class B	(3,697)	(14,433)
Class C	(93,406)	(246,069)
Class R	(6,333)	(16,420)
Class R6	(50,299)	(147,226)
Class Y	(8,291,252)	(15,516,480)
Net realized short-term gain on investments
Class A	(518,878)	—
Class B	(259)	—
Class C	(11,751)	—
Class R	(462)	—
Class R6	(2,478)	—
Class Y	(432,008)	—
From net realized long-term gain on investments
Class A	(1,037,757)	—
Class B	(518)	—
Class C	(23,502)	—
Class R	(923)	—
Class R6	(4,956)	—
Class Y	(864,016)	—
Increase (decrease) from capital share transactions (Note 4)	(404,341,419)	489,451,342
Total increase (decrease) in net assets	(506,066,949)	480,514,408

NET ASSETS
Beginning of period	2,499,735,418	2,019,221,010
End of period	$1,993,668,469	$2,499,735,418

* Unaudited.

The accompanying notes are an integral part of these financial statements.

42 Short Duration Bond Fund

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Short Duration Bond Fund 43

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2022**	$10.18	.07	(.45)	(.38)	(.07)	(.01)	(.08)	$9.72	(3.73)*	$1,035,302	.31*	.72*	15*
October 31, 2021	10.21	.16	(.03)	.13	(.16)	—	(.16)	10.18	1.27	1,383,392.62		1.52	24
October 31, 2020	10.15	.20	.06	.26	(.20)	—	(.20)	10.21	2.61	1,208,656.62		1.89	19
October 31, 2019	10.01	.28[a]	.19	.47	(.32)	(.01)	(.33)	10.15	4.78	612,829.62		2.75	18
October 31, 2018	10.15	.27[a]	(.09)	.18	(.32)	—	(.32)	10.01	1.80	105,367.65		2.67	386[d]
October 31, 2017	10.04	.24[a]	.11	.35	(.24)	—	(.24)	10.15	3.60	74,649.65		2.40	256[d]
Class B
April 30, 2022**	$10.17	.06	(.45)	(.39)	(.06)	(.01)	(.07)	$9.71	(3.83)*	$491	.41*	.61*	15*
October 31, 2021	10.20	.14	(.03)	.11	(.14)	—	(.14)	10.17	1.07	717.82		1.34	24
October 31, 2020	10.14	.18	.06	.24	(.18)	—	(.18)	10.20	2.41	1,327.82		1.70	19
October 31, 2019	10.00	.26[a]	.19	.45	(.30)	(.01)	(.31)	10.14	4.55	909.82		2.62	18
October 31, 2018	10.10	.25[a]	(.08)	.17	(.27)	—	(.27)	10.00	1.71	711.85		2.46	386[d]
October 31, 2017	10.00	.22[a]	.11	.33	(.23)	—	(.23)	10.10	3.34	1,212.85		2.19	256[d]
Class C
April 30, 2022**	$10.16	.03	(.45)	(.42)	(.03)	(.01)	(.04)	$9.70	(4.10)*	$25,647	.68*	.34*	15*
October 31, 2021	10.18	.08	(.02)	.06	(.08)	—	(.08)	10.16	.61	29,701	1.37	.77	24
October 31, 2020	10.12	.12	.06	.18	(.12)	—	(.12)	10.18	1.85	30,751	1.37	1.17	19
October 31, 2019	9.98	.21[a]	.18	.39	(.24)	(.01)	(.25)	10.12	4.00	20,930	1.37	2.08	18
October 31, 2018	10.06	.19[a]	(.08)	.11	(.19)	—	(.19)	9.98	1.09	12,518	1.40	1.92	386[d]
October 31, 2017	9.95	.16[a]	.11	.27	(.16)	—	(.16)	10.06	2.71	15,086	1.40	1.64	256[d]
Class R
April 30, 2022**	$10.24	.06	(.46)	(.40)	(.06)	(.01)	(.07)	$9.77	(3.92)*	$924	.43*	.60*	15*
October 31, 2021	10.26	.13	(.02)	.11	(.13)	—	(.13)	10.24	1.12	1,265.87		1.26	24
October 31, 2020	10.20	.17	.07	.24	(.18)	—	(.18)	10.26	2.35	1,167.87		1.63	19
October 31, 2019	10.06	.27[a]	.17	.44	(.29)	(.01)	(.30)	10.20	4.49	426.87		2.64	18
October 31, 2018	10.19	.24[a]	(.08)	.16	(.29)	—	(.29)	10.06	1.58	341.90		2.41	386[d]
October 31, 2017	10.09	.24[a]	.09	.33	(.23)	—	(.23)	10.19	3.36	482.90		2.33	256[d]
Class R6
April 30, 2022**	$10.22	.09	(.46)	(.37)	(.08)	(.01)	(.09)	$9.76	(3.59)*	$5,806	.18*	.85*	15*
October 31, 2021	10.25	.18	(.02)	.16	(.19)	—	(.19)	10.22	1.52	6,941.37		1.78	24
October 31, 2020	10.19	.22	.07	.29	(.23)	—	(.23)	10.25	2.86	8,496.37		2.14	19
October 31, 2019	10.05	.29[a]	.20	.49	(.34)	(.01)	(.35)	10.19	5.01	4,326.37		2.87	18
October 31, 2018	10.21	.30[a]	(.09)	.21	(.37)	—	(.37)	10.05	2.08	635.40		2.94	386[d]
October 31, 2017	10.10	.27[a]	.11	.38	(.27)	—	(.27)	10.21	3.87	452.40		2.68	256[d]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Short Duration Bond Fund	Short Duration Bond Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
April 30, 2022**	$10.20	.09	(.46)	(.37)	(.08)	(.01)	(.09)	$9.74	(3.60)*	$925,499	.18*	.85*	15*
October 31, 2021	10.23	.18	(.02)	.16	(.19)	—	(.19)	10.20	1.52	1,077,719.37		1.76	24
October 31, 2020	10.16	.22	.08	.30	(.23)	—	(.23)	10.23	2.97	768,824.37		2.11	19
October 31, 2019	10.02	.30[a]	.19	.49	(.34)	(.01)	(.35)	10.16	5.03	365,277.37		3.01	18
October 31, 2018	10.19	.30[a]	(.10)	.20	(.37)	—	(.37)	10.02	1.99	84,601.40		2.95	386[d]
October 31, 2017	10.08	.27[a]	.11	.38	(.27)	—	(.27)	10.19	3.88	70,567.40		2.71	256[d]

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

46 Short Duration Bond Fund	Short Duration Bond Fund 47

Notes to financial statements 4/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through April 30, 2022.

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which may be illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

48 Short Duration Bond Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Short Duration Bond Fund 49

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the

50 Short Duration Bond Fund

underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $471,144 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $546,730 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

Short Duration Bond Fund 51

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,086,671,940, resulting in gross unrealized appreciation and depreciation of $9,727,556 and $103,818,277, respectively, or net unrealized depreciation of $94,090,721.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.184% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

52 Short Duration Bond Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,991 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,477, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,524,308
Class B	1.00%	0.45%	1,372
Class C	1.00%	1.00%	142,018
Class R	1.00%	0.50%	2,713
Total			$1,670,411

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,903 from the sale of class A shares and received $5 and $428 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $292 on class A redemptions.

Short Duration Bond Fund 53

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$291,058,702	$620,259,261
U.S. government securities (Long-term)	—	—
Total	$291,058,702	$620,259,261

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	14,491,381	$144,725,369	77,552,793	$795,393,536
Shares issued in connection with
reinvestment of distributions	1,011,366	10,118,253	1,991,960	20,429,060
	15,502,747	154,843,622	79,544,753	815,822,596
Shares repurchased	(44,853,369)	(447,568,721)	(62,078,235)	(636,606,308)
Net increase (decrease)	(29,350,622)	$(292,725,099)	17,466,518	$179,216,288

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	3,813	$37,972	16,184	$165,650
Shares issued in connection with
reinvestment of distributions	431	4,312	1,299	13,305
	4,244	42,284	17,483	178,955
Shares repurchased	(24,225)	(241,344)	(77,093)	(789,616)
Net decrease	(19,981)	$(199,060)	(59,610)	$(610,661)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	538,890	$5,405,499	1,257,067	$12,854,326
Shares issued in connection with
reinvestment of distributions	12,883	128,659	23,769	243,191
	551,773	5,534,158	1,280,836	13,097,517
Shares repurchased	(830,928)	(8,270,932)	(1,376,583)	(14,079,590)
Net decrease	(279,155)	$(2,736,774)	(95,747)	$(982,073)

54 Short Duration Bond Fund

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	2,131	$21,215	88,096	$908,823
Shares issued in connection with
reinvestment of distributions	769	7,718	1,557	16,047
	2,900	28,933	89,653	924,870
Shares repurchased	(31,933)	(320,534)	(79,827)	(823,178)
Net increase (decrease)	(29,033)	$(291,601)	9,826	$101,692

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	105,238	$1,048,768	375,932	$3,870,995
Shares issued in connection with
reinvestment of distributions	5,778	57,733	14,194	146,228
	111,016	1,106,501	390,126	4,017,223
Shares repurchased	(195,068)	(1,968,164)	(539,862)	(5,560,943)
Net decrease	(84,052)	$(861,663)	(149,736)	$(1,543,720)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	44,485,935	$444,364,549	86,118,540	$884,681,076
Shares issued in connection with
reinvestment of distributions	956,393	9,578,939	1,483,838	15,238,847
	45,442,328	453,943,488	87,602,378	899,919,923
Shares repurchased	(56,050,684)	(561,470,710)	(57,118,660)	(586,650,107)
Net increase (decrease)	(10,608,356)	$(107,527,222)	30,483,718	$313,269,816

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 4/30/22
Short-term investments
Putnam Short Term
Investment Fund*	$137,898,025	$669,944,792	$705,344,208	$77,461	$102,498,609
Total Short-term
investments	$137,898,025	$669,944,792	$705,344,208	$77,461	$102,498,609

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Short Duration Bond Fund 55

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

56 Short Duration Bond Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared interest rate swap contracts (notional)	$1,498,700,000
OTC credit default contracts (notional)	$5,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$732,923	Payables	$732,923
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	19,534,221*	Unrealized depreciation	19,622,667*
Total		$20,267,144		$20,355,590

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(4,686,619)	$(4,686,619)
Total	$(4,686,619)	$(4,686,619)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$6,408,049	$6,408,049
Total	$6,408,049	$6,408,049

Short Duration Bond Fund 57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$731,838	$—	$—	$—	$—	$—	$—	$731,838
OTC Credit default contracts - protection sold*#	—	—	—	—	—	—	—	—	—
OTC Credit default contracts - protection purchased*#	—	—	36,304	347,547	83,932	74,391	104,606	86,143	732,923
Total Assets	$—	$731,838	$36,304	$347,547	$83,932	$74,391	$104,606	$86,143	$1,464,761
Liabilities:
Centrally cleared interest rate swap contracts§	—	1,088,584	—	—	—	—	—	—	1,088,584
OTC Credit default contracts - protection sold*#	116,533	—	51,215	94,800	10,408	414,091	226	45,650	732,923
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	—	—	—	—
Total Liabilities	$116,533	$1,088,584	$51,215	$94,800	$10,408	$414,091	$226	$45,650	$1,821,507
Total Financial and Derivative Net Assets	$(116,533)	$(356,746)	$(14,911)	$252,747	$73,524	$(339,700)	$104,380	$40,493	$(356,746)
Total collateral received (pledged)##†	$(116,533)	$—	$—	$250,000	$73,524	$(339,700)	$104,380	$—
Net amount	$—	$(356,746)	$(14,911)	$2,747	$—	$—	$—	$40,493
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$250,000	$110,000	$—	$116,646	$—	$476,646
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(173,930)	$—	$—	$—	$—	$(372,800)	$—	$—	$(546,730)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $7,269,403.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

58 Short Duration Bond Fund	Short Duration Bond Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Short Duration Bond Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2022